UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 8, 2007


                               STEVEN MADDEN, LTD.
             (Exact name of registrant as specified in its charter)


           Delaware                    000-23702                 13-3588231
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(State or other jurisdiction     (Registration Number)         (IRS Employer
      of incorporation)                                      Identification No.)


52-16 Barnett Avenue, Long Island City, New York                   11104
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    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On October 8, 2007, Jeffrey Birnbaum, who was not an "independent director" for purposes of the Nasdaq Global Market listing standards, resigned as a member of the Board of Directors of Steven Madden, Ltd. (the "Company"). Mr. Birnbaum's resignation was not the result of any disagreement with the Company's operations, policies or practices. Following Mr. Birnbaum's resignation, a majority of the members of the Company's Board of Directors are "independent directors," bringing the Company into compliance with Nasdaq Marketplace Rule 4350(c)(1).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.


                                       By: /s/ JAMIESON A. KARSON
                                           -------------------------------------
                                           Name:  Jamieson A. Karson
                                           Title: Chief Executive Officer

Date:  October 10, 2007